UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                          BERKSHIRE INCOME REALTY, INC.
             (Exact name of registrant as specified in its charter)

             MARYLAND                                     32-0024337
--------------------------------------------------------------------------------
(State or other jurisdiction of                       (I.R.S. Employer
 incorporation or organization)                       Identification No.)

ONE BEACON STREET, SUITE 1500, BOSTON, MA                   02108
--------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |X|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [_]

Securities Act registration file number to which this form relates (if applicable): 333-98571

Securities to be registered pursuant to Section 12(b) of the Act:


         Title of each class                    Name of each exchange on which
          to be registered                      each class is to be registered
          ----------------                      ------------------------------
  9% Series A Cumulative Redeemable                American Stock Exchange
Preferred Stock, par value $.01 per share


Securities to be registered pursuant to Section 12(g) of the Act:  None

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  The information required by this Item 1 is incorporated by reference to the information set forth under "Description of the Preferred Shares" in the Registrant's Registration Statement on Form S-11 (File No. 333-98571) under the Securities Act of 1933, as amended, as filed with the Securities and Exchange Commission on August 22, 2002, and amended on each of November 6, 2002, December 6, 2002 and January 8, 2003 (the "Registration Statement"). Such information also appears in the Registrant's prospectus that forms a part of the Registration Statement, and such prospectus, as supplemented from time to time, is hereby incorporated by reference.

ITEM 2.   EXHIBITS.

                  All of the following exhibits have been filed as exhibits to the Registration Statement, and are hereby incorporated by reference.


         EXHIBIT NUMBER                 DESCRIPTION OF EXHIBIT
--------------------------------------------------------------------------------

              3.1 Form of Articles of Amendment and Restatement of the Registrant (incorporated by reference to exhibit 3.1 of the Registration Statement).

              3.2 By-laws of the Registrant (incorporated by reference to exhibit 3.2 of the Registration Statement).

                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  April 3, 2003

                                            BERKSHIRE INCOME REALTY, INC.


                                            By: /s/ David C. Quade
                                                --------------------------------
                                                    David C. Quade
                                                    President

                                INDEX TO EXHIBITS


         EXHIBIT NUMBER                 DESCRIPTION OF EXHIBIT
--------------------------------------------------------------------------------

              3.1 Form of Articles of Amendment and Restatement of the Registrant (incorporated by reference to exhibit 3.1 of the Registration Statement).

              3.2 By-laws of the Registrant (incorporated by reference to exhibit 3.2 of the Registration Statement).